UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 14, 2004


                                 ACCELRYS, INC.
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             (Exact name of registrant as specified in its charter)

Delaware                          0-27118            33-0557266
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(State or other jurisdiction of  (Commission   (I.R.S. Employer incorporation or
organization)                    File Number)      Identification  No.)

9685 Scranton Road, San Diego, California                    92121-1761
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(Address of principal executive offices)                    (Zip Code)

                                 (858) 799-5000
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              (Registrant's telephone number, including area code)

                                  Former Name:
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 (Former name, former address and former fiscal year, if changed since last report)

Item 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(c)    Exhibits.

                  Exhibit Number       Description
                  -------------------- -------------------
                  99.1                 Press Release dated September 14, 2004

     On September 14, 2004, Accelrys issued a press release announcing a merger agreement with SciTegic, Inc. A copy of Accelrys' press release is furnished as an exhibit to this report

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ACCELRYS, INC.


                                      By:      /s/ John J. Hanlon
                                      ---------------------------------------
                                      John J. Hanlon,
                                      Executive Vice President and
                                      Chief Financial Officer



Date:    September 14, 2004